Offerings - Offering: 1	Sep. 17, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 3,500,000.00
Amount of Registration Fee	$ 483.35
Offering Note	Calculated as the aggregate maximum value of Shares being purchased. The fee of $483.35 was paid in connection with the filing of the Schedule TO-I by Destiny Alternative Fund on March 25, 2026 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.